Rule 497(d)


            The First Trust(R) GNMA Reinvestment Income Trust "GRIT,"
                             Series 82 and Series 83


                 Supplement to the Prospectus dated May 23, 2002

      Notwithstanding anything to the contrary in the Prospectus, commencing August 14, 2006, Securities Evaluation Service, Inc. resigned as Evaluator and was replaced by First Trust Advisors L.P., an affiliate of the Sponsor. First Trust Advisors L.P. shall be compensated for providing evaluation services to the Trusts in such amounts as set forth in the Prospectus for the Trusts.

August 14, 2006